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                                                                   EXHIBIT 25(a)

                                                  Registration No. 333-_________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                             ____________________

                                 ALLFIRST BANK
              (Exact name of trustee as specified in its charter)

Maryland                                                     52-0312840
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or formation)

25 South Charles Street
Baltimore, Maryland  21201
(Address of principal  (Zip code)
executive offices

                     Gregory K. Thoreson, General Counsel
                                 ALLFIRST Bank
                            25 South Charles Street
                           Baltimore, Maryland 21201
                                (410) 244-3800
                 (Name, address and telephone number of agent
                            for service of process)

                         HOUSEHOLD INTERNATIONAL, INC.
              (Exact name of obligor as specified in its charter)


       DELAWARE                                          36-3121988
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or formation)


2700 Sanders Road
Prospect Heights, IL                                           60070
(Address of principal                                          (Zip code)
executive offices)


                                Debt Securities
                      (Title of the indenture securities)
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Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     Federal Reserve Bank of Richmond, Richmond, Virginia 23261.
     Maryland Bank Commission, Baltimore, Maryland 21202
     Federal Deposit Insurance Corporation, Washington, D.C. 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

     (Because responses from the obligor and the underwriters have not yet been received, Item 2 is at the date hereof based upon incomplete information but is believed to be correct and may be considered to be complete unless modified by an amendment to this Form T-1).

Item 16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

Exhibit
-------

1 A copy of the articles of incorporation, as amended, of the trustee as now in effect is incorporated herein by reference to Exhibit 1 to Form T-1

2 A copy of the certificate of authority of the trustee to commence business is incorporated herein by reference to Exhibit T1-2 to Form T-1 (Exhibit 26 to the Registration Statement on Form S-2, Registration No. 2-98697)

3 A copy of the authorization of the trustee to exercise corporate trust powers is incorporated herein by reference to Exhibit T1-3 of Amendment No. 1 to Form T-1 (Exhibit 26 to the Registration Statement on Form S-3, Registration No. 33-18373)

4         A copy of the existing bylaws of the trustee is incor-
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          porated herein by reference to Exhibit 4 to Form T-1

5         Not applicable

6         The consent of the trustee required by Section 321(b) of the Act

7 A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority

8         Not applicable

9         Not applicable
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Allfirst Bank, a corporation organized and existing under the laws of the State of Maryland, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Baltimore and State of Maryland, on May 4,2001

                                   ALLFIRST BANK

                                   By:  /s/ Donald C. Hargadon
                                        -------------------------
                                        Donald C. Hargadon
                                        Vice President
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     Exhibit 6
     ---------

                              Consent of Trustee
                              ------------------

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the issuance by Household International Inc., we hereby consent that reports of examination by Federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   ALLFIRST BANK


                                   By:  /s/ Donald C. Hargadon
                                        --------------------------
                                        Donald C. Hargadon
                                        Vice President
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                                                                       Exhibit 7
                                                                       ---------

Report of Condition Consolidating Domestic and Foreign Subsidiaries of ALLFIRST Bank, Baltimore, Maryland at the close of business on December 31, 2000 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161, Charter No. 04822, Comptroller of the Currency, Richmond District.

CONSOLIDATED REPORT OF CONDITION
(Dollars in Thousands)

ASSETS

Cash and balances due from
  depository institutions:
    Noninterest-bearing balances
      and currency and coin.........................................$   941,611
    Interest-bearing balances.......................................     12,377
Securities:
  Held-to-maturity securities.......................................        -0-
  Available-for-sale securities.....................................  4,091,553
Federal funds sold and securities purchased
  under agreements to resell........................................     44,430
Loans and lease financing receivables:
  Loans and leases, net of unearned income.......................... 10,862,818
  LESS: Allowance for loan and lease losses.........................    150,011
  LESS: Allocated transfer risk reserve.............................      1,400
  Loans and leases, net of unearned income,
      allowance, and reserve........................................ 10,711,407
Trading assets......................................................    342,602
Premises and fixed assets (including
  capitalized leases)...............................................    190,374
Other real estate owned.............................................      9,023
Investments in unconsolidated subsidiaries
  and associated companies..........................................     69,165
Customers' liability to this bank
  on acceptances outstanding........................................      3,791
Intangible assets...................................................     64,830
Other assets........................................................    704,583

      TOTAL ASSETS.................................................. 17,185,746
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LIABILITIES

Deposits:
  In domestic offices.......................................        $12,366,838
     Noninterest-bearing....................................          2,976,632
     Interest-bearing.......................................          9,388,206
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs..................................            469,725
     Noninterest-bearing....................................                  0
     Interest-bearing.......................................            469,725
Federal funds purchased and securities
  sold under agreements to repurchase.......................          1,164,337
Demand notes issued to the U.S. Treasury....................            194,940
Trading liabilities.........................................            106,579
Other borrowed money:
  With a remaining maturity of one year or less.............            240,000
  With a remaining maturity of more than one year
    through three years.....................................                  0
  With a remaining maturity of more than three
    years...................................................                158
Bank's liability on acceptances
  executed and outstanding..................................              3,791
Subordinated notes and debentures...........................            189,000
Other liabilities...........................................            959,304

     TOTAL LIABILITIES......................................        $15,694,672
                                                                    -----------

EQUITY CAPITAL

Perpetual preferred stock and related surplus...............                  0
Common Stock................................................             18,448
Surplus.....................................................            765,562
Undivided profits and capital reserves......................            711,468
Net unrealized holding gains (losses)
  on available-for-sale securities..........................             (4,404)
Cumulative foreign currency transalation
  adjustments...............................................                -0-

     TOTAL EQUITY CAPITAL...................................        $ 1,491,074

     TOTAL LIABILITIES AND EQUITY CAPITAL...................        $17,185,746
                                                                    ===========